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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 25, 2003
                                  -------------
                        (Date of earliest event reported)

                         ST. FRANCIS CAPITAL CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21298

               WISCONSIN                                     39-1747461
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      (State or other jurisdiction                       (I.R.S. Employer
          of incorporation)                             Identification No.)

   13400 Bishops Lane, Suite 350
        Brookfield, Wisconsin                                53005-6203
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(Address of principal executive offices)                     (Zip Code)

                                 (262) 787-8700
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

St. Francis Capital Corporation is filing as Exhibit 99.1 to this Form 8-K its press release dated July 25, 2003, announcing Third Quarter earnings and Quarterly Dividend.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   N/A

(b)   N/A

(c)   Exhibit No. Description

99.1  Press Release, dated July 25, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ST. FRANCIS CAPITAL CORPORATION

Date: July 25, 2003                By: /s/ Jon D. Sorenson
                                       ----------------------------------------
                                       Jon D. Sorenson, Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                          Description
-----------               -----------------------------------
99.1                      Press Release, dated July 25, 2003.